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Exhibit 99.2

           First Charter Corporation - Carolina First BancShares, Inc.
                         Merger Supplementary Materials

November 8, 1999






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                              [FIRST CHARTER LOGO]

                     [CAROLINA FIRST BANCSHARES, INC. LOGO]

                  Growing the Franchise in High Growth Markets

                              Investor Presentation
                                November 8, 1999


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Forward-Looking Disclaimer

This news release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information for First Charter Corporation and Carolina First BancShares, Inc. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the estimates involve significant risks and uncertainties. Actual results may differ materially due to such factors as: (1) expected cost savings from the merger not materializing within the expected time frame; (2) revenues following the merger not meeting expectations; (3) competitive pressures among financial institutions increasing significantly; (4) costs of difficulties related to the integration of the businesses of First Charter and Carolina First being greater than anticipated;
(5) general economic conditions being less favorable than anticipated; and (6) legislation or regulatory changes adversely affecting the business in which the combined company will be engaged.

First Charter believes these forward looking statements are reasonable; however, undue reliance should not be placed on such forward looking statements, which are based on current expectations. Such statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder values of First Charter following completion of the merger may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict.


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Overview

       -  Transaction Summary

       -  Company Profiles

       -  Financial Summary

       -  Strategic Rationale

Transaction Summary

 Terms

       - Fixed exchange ratio of 2.267
       - Transaction value of $260 million*
          - $42.50 per Carolina First share
          - 24.7x LTM earnings or 387.1% price to book
       - Lock-up option granted to First Charter of 19.9%
       - Indexed walk-away option

 Structure

       - Pooling-of-interests / Tax-free exchange
       - Definitive agreement signed

 Timing

       - Subject to regulatory and shareholder approvals
       - Expected to close in the second quarter 2000


(*) Pricing data based upon FCTR November 5th close of $18.75.


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Transaction Summary

 Ownership

       - First Charter Corporation              57%
       - Carolina First BancShares, Inc.        43%

 Board of Directors

       -  First Charter Corporation              10 seats
       -  Carolina First BancShares, Inc.         6 seats

 Management of First Charter

       - J. Roy Davis, Jr.
         Chairman of First Charter Corporation
       - Lawrence M. Kimbrough
         Chief Executive Officer of First Charter Corporation
       - James E. Burt, III
         Chairman of First Charter National Bank



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First Charter Corporation

[Map of several counties of Central-Western North Carolina showing locations of First Charter Corporation financial centers.]

- In the Charlotte SMSA       - 33 Financial Centers
- $1.8 Billion in Assets      - 71 ATMs

                  - 550 Employees


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Carolina First BancShares, Inc.

[Map of several counties of Central-Western North Carolina showing locations of Carolina First BancShares, Inc. financial centers.]

- Overlapping Markets         - 31 Branch Offices
- $774 Million in Assets      - 30 ATMs

                 - 375 Employees


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Financial Summary

 For the Six Months Ended:                  6/30/99         6/30/99
                                            FCTR(1)         CFBI(1)
                                            -------         -------
 Return on Average Assets                      1.39%           1.27%
 Return on Average Equity                     10.64           14.80
 Cost of Funds                                 4.63            3.90
 Net Interest Margin (FTE)                     4.25            5.22
 Efficiency ratio                             53.09           62.31
 Reserve/NPLs                                265.92          358.93
 NPAs/Assets                                    .48             .30

    (1) Excludes non-recurring items.


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Carolina First BancShares, Inc.

-  Loan Growth
                           [Graph showing percentage growth
                            for years 1995 - 1999.]

                                          % Growth
                                          --------
                           1995              22.2
                           1996              20.9
                           1997              11.6
                           1998              17.8
                           1999              16.4

                                                              Carolina First
                                                              --------------
-  Deposit Growth   Average Branch Deposit Growth 96-99           36.31%

                    84% of Carolina First's branches have grown in excess of 20% from 1996 - 1998

                    Source:  SNL Securities and company filings
                    Loan data are year end, except 1999 which is latest twelve months as of 9/30/99.
                    Deposit data exclude zero deposit branches.


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Strategic Rationale

-  Enhances position in high growth market

-  33% franchise overlap

-  Provides access to lower cost of funds market

-  Creates larger cross selling platform

-  Reduces thrift component of balance sheet

-  Opportunity to leverage investment in people and technology


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Charlotte Metro Market Characteristics

- 25th largest city in the US
      -  The 2nd fastest growing city in the country

- Strong, diversified economy

- Over 1.6 million potential retail customers
      -  53% of households have a income greater than $35,000

- Over 15,000 middle-market businesses

Growth Markets

   Projected Total Population                  Projected Household Income
     Growth 1998-2003 (%)                        Growth 1998-2003 (%)

     [GRAPH]                                           [GRAPH]

                   % Growth                                    % Growth
                   --------                                    --------

   FCTR/CFBI         8.51                      FCTR/CFBI         23.73
   CCB               6.87                      CCB               22.81
   CBC               7.11                      CBC               22.22
   BBT               5.74                      BBT               21.70
   NC                7.17                      NC                23.78
   USA               4.26                      USA               20.31

Population growth and income data are weighted averages based on deposits as of 6/30/98.
Source: SNL Securities & Claritas.


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Pro-Forma Financial Data
                                          -  Assets:      $2,596 Million

[Map showing location of                  -  Loans:        1,899
financial institutions of
First Charter and                         -  Deposits:     1,798
Carolina First BancShares.]
                                          -  Equity:         290

                                          -  Market Cap:     583
                                               - Rank:       91st in US

Balance sheet data as of 9/30/99 press releases.


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Market Share

                          Deposit Market Share Ranking

         [N.C. LOGO]                                     [CHARLOTTE CITY LOGO]

     Rank:  8th in N.C.                                          Rank:  5th

                                                                 COMBINED
       [LAKE NORMAN LOGO]                                        ZIP CODES

         Rank:  1st                                              Rank:  1st

Source:  SNL Securities; deposit data as of 6/30/98.
Zip codes comprising Lake Norman are 28166, 28115, 28036, 28037 and 28078.


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Pro Forma Performance

   Return on Average Assets (%)                  Return on Average Equity (%)

          [GRAPH]                                         [GRAPH]

         Pre-Home Federal,                            Pre-Home, FCTR YTD,
         FCTR YTD, FCTR/CFBI                          FCTR/CFBI Pro Forma
         Pro Forma

                                       ROA                  ROE
                                       ---                  ---
         Pre-Home Federal             1.62%                15.20%
         FCTR YTD 6/30/99             1.39                 10.64
         FCTR/CFBI Pro Forma          1.63                 15.23

Pre-Home Federal data as of 3/31/98.



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Estimated Synergies (Fully Phased In)

                               Total
Expense Savings
                           ($ in millions)
                           ---------------
  Non-Interest Expense         $2.2
  Branch Consolidation          5.0
  Back Office/Salaries          2.2
                               ----
             Total             $9.4          34.8% of non-interest
                                                   expense
Other
  Non-Interest Income          $1.4
  Deposit Repricing             1.6
                              -----
             Total             $3.0           1.1% of gross
                              -----                revenues
             Total            $12.4


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Merger Related Charges
                                           Total
                                      ($ in thousands)
                                      ----------------
      Conversion costs                        $700

      Employee related                       4,000

      Lease buyouts/equipment writedowns     2,000

      Professional services                  3,600

      Other                                  1,000
                                           -------

        Total pre-tax merger charges       $11,300

        Total after-tax merger charges      $9,000


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EPS Accretion

                                                     2nd Half
              ($ Thousands except per share)           2000             2001
              ------------------------------         --------         -------
              First Charter EPS                        $0.77            $1.66

              First Charter Net Income               $13,551          $29,205

              Carolina First Net Income                6,206           14,020
                                                     -------          -------
              Combined Net Income                    $19,758          $43,225

              Cost Savings (after-tax)                 3,894            9,191

              Pro Forma Earnings                     $23,652          $52,416
                                                     =======          =======

              Pro Forma Earnings Per Share             $0.76            $1.69
                                                     =======          =======

              Earnings Per Share Accretion (%)         (1.31)            1.49


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Successful Integration History

                                   Deal    Acquired    Acquired                Expense
                    Announcement  Value     Assets     Assets as    Market     Savings
Acquisition             Date      ($MM)      ($MM)     % of FCTR   Overlap     Achieved
-----------         ------------  -----    --------    ---------   -------     --------
Bank of Union          9/13/95    $35.4     $ 134.0      39.7%       No          Yes

Carolina State Bank    6/30/97     38.7       141.5      26.4        No          Yes

HFNC Financial         5/18/98    241.0     1,007.9      53.3       Yes          Yes


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Summary

-  Two companies with successful merger history
     - Carolina First represents First Charter's 4th acquisition in an overlapping, high growth market
-  33% overlap, 35% expense savings
-  Opportunity for revenue growth and lower costs of funds
-  Strong management team
     - Demonstrated acquisition experience and earnings performance
-  Dedicated to delivering exceptional customer service
-  The transaction is expected to be accretive to earnings per share

                              Expect More From Us.


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Comparable Acquisitions

                                                                                   Seller's    Deal                 Deal      Deal
                                                                           Ann.     Assets     Value    Premium    Price/    Price/
Buyer                              ST  Seller                      ST      Date     ($000s)    ($M)    to Market    Book     LTM EPS
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                     NC  B.C. Bankshares Inc.        GA     10/7/99      $382    $133.9       NM%     358.5%     20.9x
Old National Bancorp               IN  ANB Corporation             IN     7/30/99       784     212.4     33.0      285.5      23.9
Fifth Third Bancorp                OH  Peoples Bank Corp           IN     7/12/99       650     229.9     52.1      417.8      26.5
Sky Financial Group Inc.           OH  Mahoning National Bancorp   OH      6/7/99       809     306.5     54.5      315.7      21.4
Synovus Financial Corporation      GA  Merit Holding Corp.         GA     3/19/99       306     115.2     25.9      308.7      23.2
BB&T Corporation                   NC  Matewan Bancshares Inc.     WV     2/25/99       684     157.9     24.4      245.9      27.3
Union Planters Corp.               TN  Republic Banking            FL     2/22/99     1,575     412.0     12.8      239.1      25.7
Summit Bancorp                     NJ  Prime Bancorp               PA     2/18/99     1,039     292.0     47.7      324.9      24.6
Independence Community Bank Corp.  NY  Broad National Bancorp.     NJ      2/1/99       685     138.8     18.1      295.6      18.1
BB&T Corp.                         NC  Mason-Dixon Bancshares Inc. MD     1/28/99     1,102     259.4     74.2      298.4      24.2
Valley National Bancorp            NJ  Ramapo Financial Corp.      NJ    12/17/98       328     107.3     51.7      298.6      30.1
First Financial Bancorp            OH  Sand Ridge Financial Corp.  IN    12/17/98       520     140.7       NM      318.2      27.5
Sky Financial Group Inc.           OH  First Western Bancorp Inc.  PA    12/14/98     2,203     424.3     23.1      280.0      22.0
M&T Bank Corporation               NY  FNB Rochester Corporation   NY     12/9/98       568     128.8     50.4      316.5      25.2

------------------------------------------------------------------------------------------------------------------------------------
Average:                                                                                                  39.0%     307.4%     24.3x
Minimum:                                                                                                  12.8      239.1      18.1
Maximum:                                                                                                  74.2      417.8      30.1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
First Charter                        Carolina First                       11/8/99                         63.5%     387.1%     24.7x
------------------------------------------------------------------------------------------------------------------------------------

Sources: SNL Securities, press releases and company SEC filings.
All bank/bank deals between $100 - $600 million in AL, AR, DC, DE, FL, GA, IN, KY, MD, MS, NJ, NY, NC, OH, PA, SC, TN, VA and WV announced since 10/01/98. Most recent available financial data prior to announcement used for comparable companies.


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Pro Forma Performance

                                                               First Charter
                                           First Charter         Pro Forma
                                           -------------       -------------

1-4 Mortgage Loans / Loans                     46.77 %              42.21 %

CD's / Total Deposits                          50.43                49.67

Loans / Deposits                              121.81               105.61

Tier 1 Leverage Ratio                          12.38                10.29

Net Interest Margin                             3.89                 4.23

Non-Interest Income / Average Assets            0.85                 0.98

Return on Average Assets                        1.33                 1.63

Return on Average Equity                       11.25                15.23

Source:  Company releases and FDIC
Balance sheet data as of 9/30/99.
Income statement items reflect fully phased in synergies assumptions for 2000. Performance data exclude First Charters's securities gains. Margin is reported, not FTE.